Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Diane Bjorkstrom, Chief Financial Officer of Tvia, Inc. (the“Company”), certify, in accordance with 18 U.S.C. 1350, that based on my knowledge:
(1) the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2005 (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 14, 2005	/s/ Diane Bjorkstrom
Diane Bjorkstrom
Chief Financial Officer and Vice President, Administration